EXHIBIT 32.01

CERTIFICATION OF PERIODIC REPORT

I, R. Chad Prashad, President and Chief Executive Officer of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
(1)the Annual Report on Form 10-K of the Company for the year ended March 31, 2020, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 29, 2020	/s/ R. Chad Prashad
R. Chad Prashad
President and Chief Executive Officer